Income Tax	12 Months Ended
Jun. 30, 2021
Income Tax Disclosure [Abstract]
Income Tax

33. Income Tax

The deferred tax asset as of June 30, 2021 and 2020 consisted of the following:

	2021	2020
Net Operating Loss Carryforwards	$13,021,807	$12,028,883
Less Valuation Allowance	(13,021,807)	(12,028,883)
	$—	$—

Management provided a deferred tax asset valuation allowance equal to the potential benefit due to the Company’s loss. When the Company demonstrates the ability to generate taxable income, management will re-evaluate the allowance.

As of June 30, 2021, the Company has net operating loss carryforward of $74,348,595 which is available to offset future taxable income that expires by year 2037.

TCJA modified net operating loss (NOL) rules. For most taxpayers, NOLs arising in tax years ending after 2017 can only be carried forward. Exceptions apply to certain farming losses and NOLs of insurance companies other than a life insurance company.

For losses arising in taxable years beginning after December  31, 2017, the new law limits the NOL deduction to 80% of taxable income.

Reconciliation between the provision for income taxes and the expected tax benefit using the federal statutory rate of 21% for 2021 and 2020 is as follows:

	2021	2020
US federal statutory income tax rate	(21)%	(21)%
State tax – net of benefit	(7)%	(7)%
Non-deductible expenses, net of federal benefit	7%	7%
Increase in valuation allowance	21%	21%
Income tax expense	—	—